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                                                              EXHIBIT 23(c)




                         CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated January 17, 1992 on our audit of Empresa Minera Inti Raymi S.A. included in Battle Mountain Gold Company's Annual Report on Form 10-K for the year ended December 31, 1992.



Moreno, Munoz y Cia.



La Paz, Bolivia
January 13, 1994